                               POWER OF ATTORNEY


     The undersigned director of CHEMED CORPORATION ("Company") hereby appoints EDWARD L. HUTTON, KEVIN J. MCNAMARA and NAOMI C. DALLOB as his true and lawful attorneys-in-fact for the purpose of signing the Company's Annual Report on Form 10-K for the year ended December 31, 1996, and all amendments thereto, to be filed with the Securities and Exchange Commission. Each of such attorneys-in-fact is appointed with full power to act without the other.


Dated: March 10, 1997


                                               /s/ JAMES A. CUNNINGHAM
                                               -----------------------
                                                   James A. Cunningham

                               POWER OF ATTORNEY


     The undersigned director of CHEMED CORPORATION ("Company") hereby appoints EDWARD L. HUTTON, KEVIN J. MCNAMARA and NAOMI C. DALLOB as his true and lawful attorneys-in-fact for the purpose of signing the Company's Annual Report on Form 10-K for the year ended December 31, 1996, and all amendments thereto, to be filed with the Securities and Exchange Commission. Each of such attorneys-in-fact is appointed with full power to act without the other.


Dated: March 10, 1997


                                               /s/ JAMES H. DEVLIN
                                               -------------------
                                                   James H. Devlin

                               POWER OF ATTORNEY


     The undersigned director of CHEMED CORPORATION ("Company") hereby appoints EDWARD L. HUTTON, KEVIN J. MCNAMARA and NAOMI C. DALLOB as his true and lawful attorneys-in-fact for the purpose of signing the Company's Annual Report on Form 10-K for the year ended December 31, 1996, and all amendments thereto, to be filed with the Securities and Exchange Commission. Each of such attorneys-in-fact is appointed with full power to act without the other.


Dated: March 5, 1997


                                               /s/ CHARLES H. ERHART, JR.
                                               --------------------------
                                                   Charles H. Erhart, Jr.

                               POWER OF ATTORNEY


     The undersigned director of CHEMED CORPORATION ("Company") hereby appoints EDWARD L. HUTTON, KEVIN J. MCNAMARA and NAOMI C. DALLOB as his true and lawful attorneys-in-fact for the purpose of signing the Company's Annual Report on Form 10-K for the year ended December 31, 1996, and all amendments thereto, to be filed with the Securities and Exchange Commission. Each of such attorneys-in-fact is appointed with full power to act without the other.


Dated: March 3, 1997


                                               /s/ LAWRENCE J. GILLIS
                                               ----------------------
                                                   Lawrence J. Gillis

                               POWER OF ATTORNEY


     The undersigned director of CHEMED CORPORATION ("Company") hereby appoints EDWARD L. HUTTON, KEVIN J. MCNAMARA and NAOMI C. DALLOB as his true and lawful attorneys-in-fact for the purpose of signing the Company's Annual Report on Form 10-K for the year ended December 31, 1996, and all amendments thereto, to be filed with the Securities and Exchange Commission. Each of such attorneys-in-fact is appointed with full power to act without the other.


Dated: March 17, 1997


                                               /s/ PATRICK P. GRACE
                                               --------------------
                                                   Patrick P. Grace

                               POWER OF ATTORNEY


     The undersigned director of CHEMED CORPORATION ("Company") hereby appoints EDWARD L. HUTTON, KEVIN J. MCNAMARA and NAOMI C. DALLOB as his true and lawful attorneys-in-fact for the purpose of signing the Company's Annual Report on Form 10-K for the year ended December 31, 1996, and all amendments thereto, to be filed with the Securities and Exchange Commission. Each of such attorneys-in-fact is appointed with full power to act without the other.


Dated: March 4, 1997


                                               /s/ THOMAS C. HUTTON
                                               --------------------
                                                   Thomas C. Hutton

                               POWER OF ATTORNEY


     The undersigned director of CHEMED CORPORATION ("Company") hereby appoints EDWARD L. HUTTON, KEVIN J. MCNAMARA and NAOMI C. DALLOB as his true and lawful attorneys-in-fact for the purpose of signing the Company's Annual Report on Form 10-K for the year ended December 31, 1996, and all amendments thereto, to be filed with the Securities and Exchange Commission. Each of such attorneys-in-fact is appointed with full power to act without the other.


Dated: March 7, 1997


                                               /s/ WALTER L. KREBS
                                               -------------------
                                                   Walter L. Krebs

                               POWER OF ATTORNEY


     The undersigned director of CHEMED CORPORATION ("Company") hereby appoints EDWARD L. HUTTON, KEVIN J. MCNAMARA and NAOMI C. DALLOB as his true and lawful attorneys-in-fact for the purpose of signing the Company's Annual Report on Form 10-K for the year ended December 31, 1996, and all amendments thereto, to be filed with the Securities and Exchange Commission. Each of such attorneys-in-fact is appointed with full power to act without the other.


Dated: March 3, 1997


                                               /s/ SANDRA E. LANEY
                                               -------------------
                                                   Sandra E. Laney

                               POWER OF ATTORNEY


     The undersigned director of CHEMED CORPORATION ("Company") hereby appoints EDWARD L. HUTTON, KEVIN J. MCNAMARA and NAOMI C. DALLOB as his true and lawful attorneys-in-fact for the purpose of signing the Company's Annual Report on Form 10-K for the year ended December 31, 1996, and all amendments thereto, to be filed with the Securities and Exchange Commission. Each of such attorneys-in-fact is appointed with full power to act without the other.


Dated: March 7, 1997


                                               /s/ KEVIN J. MCNAMARA
                                               ---------------------
                                                   Kevin J. McNamara

                               POWER OF ATTORNEY


     The undersigned director of CHEMED CORPORATION ("Company") hereby appoints EDWARD L. HUTTON, KEVIN J. MCNAMARA and NAOMI C. DALLOB as his true and lawful attorneys-in-fact for the purpose of signing the Company's Annual Report on Form 10-K for the year ended December 31, 1996, and all amendments thereto, to be filed with the Securities and Exchange Commission. Each of such attorneys-in-fact is appointed with full power to act without the other.


Dated: March 7, 1997


                                               /s/ JOHN M. MOUNT
                                               -----------------
                                                   John M. Mount

                               POWER OF ATTORNEY


     The undersigned director of CHEMED CORPORATION ("Company") hereby appoints EDWARD L. HUTTON, KEVIN J. MCNAMARA and NAOMI C. DALLOB as his true and lawful attorneys-in-fact for the purpose of signing the Company's Annual Report on Form 10-K for the year ended December 31, 1996, and all amendments thereto, to be filed with the Securities and Exchange Commission. Each of such attorneys-in-fact is appointed with full power to act without the other.


Dated: March 5, 1997


                                               /s/ D. WALTER ROBBINS, JR.
                                               --------------------------
                                                   D. Walter Robbins, Jr.

                               POWER OF ATTORNEY


     The undersigned director of CHEMED CORPORATION ("Company") hereby appoints EDWARD L. HUTTON, KEVIN J. MCNAMARA and NAOMI C. DALLOB as his true and lawful attorneys-in-fact for the purpose of signing the Company's Annual Report on Form 10-K for the year ended December 31, 1996, and all amendments thereto, to be filed with the Securities and Exchange Commission. Each of such attorneys-in-fact is appointed with full power to act without the other.


Dated: March 3, 1997


                                               /s/ PAUL C. VOET
                                               ----------------
                                                   Paul C. Voet

                               POWER OF ATTORNEY


     The undersigned director of CHEMED CORPORATION ("Company") hereby appoints EDWARD L. HUTTON, KEVIN J. MCNAMARA and NAOMI C. DALLOB as his true and lawful attorneys-in-fact for the purpose of signing the Company's Annual Report on Form 10-K for the year ended December 31, 1996, and all amendments thereto, to be filed with the Securities and Exchange Commission. Each of such attorneys-in-fact is appointed with full power to act without the other.


Dated: March 10, 1997


                                               /s/ GEORGE J. WALSH III
                                               -----------------------
                                                   George J. Walsh III